THE CALVERT GROUP OF FUNDS

Supplement to Prospectuses

Effective immediately, the following is added under “Management.” in “Management and Organization”:

On October 8, 2020, Morgan Stanley and EVC announced that they had entered into a definitive agreement pursuant to which Morgan Stanley will acquire EVC (the “Transaction”). Each Fund’s investment adviser is a wholly-owned subsidiary of EVC and would become an indirect wholly-owned subsidiary of Morgan Stanley as a result of the acquisition. The acquisition is subject to the completion or waiver of customary closing conditions, and is expected to close in the second quarter of 2021.

Pursuant to the 1940 Act, consummation of the Transaction may be deemed to result in the automatic termination of each Fund’s investment advisory agreement with its investment adviser. The consummation of the Transaction also may be deemed to result in the automatic termination of each Fund’s sub-advisory agreement, if applicable. Therefore, each Fund’s Board of Trustees has approved a new investment advisory agreement with its investment adviser and has approved a new sub-advisory agreement with the sub-adviser, if applicable, to be effective upon consummation of the Transaction and will submit such agreements to the Funds’ shareholders for approval at a joint special meeting of shareholders to be held on February 19, 2021 (or any adjournment thereof). Shareholders of record of the Funds at the close of business on December 22, 2020, who have voting power with respect to such shares, are entitled to be present and to vote at the meeting.

December 9, 2020	37108 12.9.20